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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): April 4, 2002

                              Panera Bread Company
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             (Exact name of registrant as specified in its charter)

     Delaware                        000-19253                  04-2723701
 -----------------              -------------------             ----------
 (State or other                 (Commission File              (IRS Employer
 jurisdiction of                      Number)                Identification No.)
 incorporation)

 6710 Clayton Road, Richmond Heights, MO                     63117
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 (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (314) 633-7100
                                                           --------------

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 9. REGULATION FD DISCLOSURE

On April 4, 2002, Panera Bread Company (the "Company") issued a press release entitled "Panera Bread Company to Present at Banc of America Securities Consumer Conference". The press release contained the following information.

PRESS RELEASE
Contact:        William W. Moreton
                Chief Financial Officer
Phone:          314-633-7100


                       PANERA BREAD COMPANY TO PRESENT AT
                 BANC OF AMERICA SECURITIES CONSUMER CONFERENCE

St. Louis, MO April 4, 2002 - Panera Bread Company (Nasdaq: PNRA) will be presenting at the Banc of America Securities Consumer Conference to be held in New York on Monday, April 8, 2002 at 9:40 AM EDT. An audio webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/BAS/consumer-2002/id74103255.cfm. A replay will be available through April 26, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Panera Bread Company
                                                    (Registrant)

Date:  April 4, 2002                         By:    /s/  William W. Moreton
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                                                    William W. Moreton
                                                    Executive Vice President and
                                                    Chief Financial Officer